                                 EXHIBIT 23.2

                        CONSENT OF ARTHUR ANDERSEN LLP

                                                                    EXHIBIT 23.2

                                                       [LOGO OF ARTHUR ANDERSEN]



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this registration statement.


/s/ Arthur Andersen LLP


Atlanta, Georgia
January 12, 2001